ACCOUNT AND OTHER RECEIVABLES	12 Months Ended
Aug. 31, 2022
Accounts Receivable [Abstract]
ACCOUNT AND OTHER RECEIVABLES	ACCOUNT AND OTHER RECEIVABLES
The Company’s accounts receivable include the following balances as at August 31, 2022 and August 31, 2021:

	AUGUST 31, 2022	AUGUST 31, 2021
Gross trade receivables	$44,983	$20,915
Less: reserves for product returns and price adjustments	(1,050)	(710)
Less: expected credit losses	(71)	—
Trade receivables	43,862	20,205
Sales taxes receivable	1,419	195
Current portion of net investment in subleases	304	288
Accrued investment income	—	99
Government programs	—	187
Other receivables	787	61
	$46,372	$21,035
On April 1, 2020, Department of Finance Canada announced the Canada Emergency Wage Subsidy (“CEWS”), which subsidized up to 75% of employee wages, retroactive to March 15, 2020, to Canadian employers whose businesses had been affected by COVID-19 in order to enable them to re-hire workers previously laid off as a result of the pandemic, help prevent further job losses, and to better position companies to resume normal operations following the crisis. At August 31, 2022, $nil (August 31, 2021 - $178) was receivable under government programs.

On October 9, 2020, Department of Finance Canada announced the Canada Emergency Rent Subsidy ("CERS"), which provided support to qualifying tenants and property owners in the form of a rent subsidy that is made available to organizations that continued to endure declining revenues, subsidizing up to 65% of eligible property expenses retroactive from September 27, 2020 to Canadian companies whose businesses had been affected by COVID-19. For the year ended August 31, 2022, the Company did not qualify for subsidies under this program. At August 31, 2022, $nil (August 31, 2021 - $9) related to this program was included under government programs above.